BOUNTY DEVELOPMENTS LTD.	1250, 340 – 12 Ave. S.W.
Calgary, AB
T2R 1L5
Tel (403) 264-4994
Fax (403) 266-6031
pclark@bountydev.com

September 22, 2006

Damascus Energy Inc.	Park Place Energy Inc.
22 Barclay Walk S.W.,	1220-666 Burrard St.
Calgary, Alberta T2P 4V9	Vancouver, B.C. V6C 2X8

Attention: Michael Vandale	Attention: David Stadnyk

RE:	Seismic Option Agreement
West Half of Section 13, Township 87, Range 7 W6M
Worsley Area, Alberta
Bounty file: AM-209-003

Bounty Developments Ltd. (“Bounty”) is the holder of an undivided 100% Working Interest in the Title Documents covering the Farmout Lands described in Schedule “A” and has agreed to option its interests in the Farmout Lands to Damascus (“Damascus”) and Park Place Energy Inc. (“Park Place”) on the following terms and conditions.

1.	DEFINITIONS

Each capitalized term used in this Head Agreement will have the meaning given to it in the Farmout & Royalty Procedure, and, in addition:

	(a)	“Contract Depth” means a depth of -1600 metres subsea or 15 metres into the Precambrian, whichever first occurs;

	(b)	“Farmee” means Damascus as to a 50% interest and Park Place as to a 50% interest;

	(c)	“Farmor” means Bounty;

	(d)	“Title Documents” mean the title documents described as “Title Documents” in Schedule “A” and all renewals, extensions, continuations or documents of titles issued in substitution therefrom.

(e)	“Mutual Interest Lands” means Sections 1, 2, 11, 12, E13, 14, S23 and S24 in 87-7 W6, and Sections 6, 7, and 18 in 87-6 W6.

2.	SCHEDULES

The following Schedules are attached hereto and made part of this Agreement:

	(a)	Schedule “A”, which describes the Title Documents, the Farmout Lands and the Encumbrances;

(b)

Schedule “B”, which is the election sheet for the 1997 CAPL Farmout & Royalty Procedure (the “Farmout and Royalty Procedure”) which, along with the elections, is incorporated by reference as fully as if it were attached hereto;

	(c)	Schedule “C”, which specifies the types of drilling information to be supplied by the Farmee to the Farmor pursuant to the Farmout & Royalty Procedure;

(d)

Schedule”D”, which is the election sheet for the 1990 CAPL Operating Procedure (the “Operating Procedure”) and the 1996 PASC Accounting Procedure (the “Accounting Procedure”) which, along with the elections, are incorporated by reference as fully as if they were attached hereto;

	(e)	Schedule “E”, which is a copy of the Gross Overriding Royalty Agreements with Berry Consultants Inc.;

	(f)	Schedule “F”, which is a copy of the Gross Overriding Royalty Agreements with Tlell Developments Inc.

3.	SEISMIC PROGRAM

a)

The parties hereby confirm that, pursuant to a prior agreement but as part of the Farmee’s consideration under this Agreement, that on or before November 1, 2006, Farmee, at its sole cost and risk, commenced (and has now completed) shooting a minimum 10 square kilometres three dimensional seismic program over the Farmout Lands which shall be sufficient to fully evaluate the Farmout Lands (the “Seismic Program”). which shall be reasonable under the circumstances.

b)

From the Seismic Program, Farmee shall provide Farmor, at no cost and as soon as available, with a copy of: all field data including survey information; processed data, including stacked data; interpreted data; and a copy of shot point base maps and bin overlay maps. Farmor shall hold such data confidential and for its sole use and benefit.

c)	Farmee shall retain 100% of the trading rights and sole ownership of the Seismic Program.

4.        ELECTION TO DRILL

Providing that Farmee has fulfilled its obligations and is not in default under clause 3 of this Agreement, on or before November 1, 2006, Farmee shall have the right to elect as follows:

a)	to drill the Test Well on the Farmout Lands pursuant to clause 5 hereof; or

b)	terminate this agreement and therefore relinquish any right to earn an interest in the Farmout Lands.

5.        TEST WELL

a)

As between the parties comprising Farmee, all operations with respect to the Test Well shall be subject to the provisions of the Operating Procedure as amended by the Head Agreement. Damascus shall be appointed initial Operator.

If the Farmee elects to drill the Test Well pursuant to clause 4, it shall spud the Test Well at a mutually agreeable location on the Farmout Lands within 90 days of making such election and shall then diligently and continuously drill the Test Well to Contract Depth at its sole cost. In the event surface access to the drill site cannot be reasonably obtained by the required date because of surface conditions, weather conditions, rig availability or regulatory approval, Farmee shall, before the required date, advise Farmor in writing, of the reasons why access cannot be obtained. Farmor shall, thereupon, grant an extension to the commencement date which shall be reasonable under the circumstances. If production of petroleum substances in paying quantities is indicated, Farmee shall equip the Test Well and thereafter use its best efforts to produce and dispose of the said substances.

	b)	Farmee shall be solely responsible for the costs to drill, complete, evaluate, equip and tie in or abandon the Test Well.

	c)	Subject to Article 3.00 of the Farmout & Royalty Procedure, the Farmee will earn the following interests in the Farmout Lands after complying with the provisions of this clause:

(i)

a 100% Working Interest in the Farmout Lands, subject to the Farmee’s Overriding Royalty reserved in Article 5.00 of the Farmout and Royalty Procedure which overriding royalty shall be convertible to a 45% Working Interest after Payout.

	d)	50% of the cost of the Seismic Program shall be added to the Payout account for the Test Well.

6.	OPERATING PROCEDURE

The Operating Procedure and Accounting Procedure shall govern joint operations on the Farmout Lands earned under this agreement.

7.	AREA OF MUTUAL INTEREST

a)

Article 8.00 of the Farmout and Royalty Procedure will be in effect from the Effective Date until July 31, 2007. Subject to Article 8.00, the Parties will have the right to participate in an acquisition of Mutual Interest Lands in the following percentages:

Farmor-50%

Farmee-50%.

The Encumbrances will apply to the Mutual Interest Lands and shall be paid by the Parties in proportion to their participating interest.

8.	AMENDMENT TO THE LIMITATIONS ACT

The two year period for seeking a remedial order under section 3(1)(a) of the Limitations Act, s.a. 1996 c. L-15.1, as amended, for any claim (as defined in that Act) arising in connection with this Agreement is extended to:

a.	for claims disclosed by an audit, two years after the time this agreement permitted that audit to be performed ; or

b.	for all other claims, four years.

9.	ADDRESSES FOR NOTICES

The parties’ Addresses for notices are:

Bounty Developments Ltd.
1250, 340 – 12th Avenue S.W. Calgary, AB T2R 1L5

Attention: Jon P. Clark

Damascus Energy Inc.
22 Barclay Walk S.W., Calgary, Alberta T2P 4V9

Attention: Michael Vandale

Park Place Energy Inc.
1220-666 Burrard St.

Vancouver, BC. V6C 2X8

Attention: David Stadnyk

10.	MISCELLANEOUS

a)	Each of the parties represents and warrants that it now has or is entitled to have good right, full power and absolute authority to enter into this Agreement.

b)	In the event of a conflict between any term or condition of this Head Agreement and any Schedule attached hereto, the term or condition of this Head Agreement shall prevail.

c)

Any reference in this Head Agreement to “hereunder”, “herein” and “hereof” refer to the provision of this Head Agreement and unless otherwise stated, any reference to a clause, subclause, or Schedule refers to the clauses, subclauses or Schedule of this Head Agreement.

d)	The following clauses of the 1990 CAPL Operating Procedure are incorporated into and apply mutatis mutandis to this Head Agreement:

102	HEADINGS
103(b)	REFERENCES
2101	PARTIES TO SUPPLY
2301	WAIVER OF PARTITION OF SALE
2601	LIMITATION ON RIGHT OF ACQUISITION
2801	SUPERSEDES PREVIOUS AGREEMENTS
2802	TIME OF ESSENCE
2803	BINDS SUCCESSORS AND ASSIGNS
2804	LAWS OF JURISDICTION TO APPLY

11.        COUNTERPART EXECUTION

This Agreement may be executed in counterpart. All of those executed counterpart pages when taken together will constitute the Agreement.

If this reflects your understanding of the terms and conditions agreed upon respecting this Agreement, please sign and return one counterpart execution page to complete our copy of this Agreement.

Yours very truly,

BOUNTY DEVELOPMENTS LTD.

/s/ Jon P. Clark

Jon P. Clark
Exploration Manager

Agreed to this 5 day of Oct., 2006

DAMASCUS ENERGY INC.

Per: /s/ Michael Vandale

PARK PLACE ENERGY INC.

Per: /s/ David Stadnyk

Schedule “A” Attached to an                       Agreement dated effective the 29th
day of May, 2006 between Bounty Developments Ltd., Damascus Energy Inc. and
Park Place Energy Inc.

Farmout Lands	Title Documents	Encumbrances

Twp. 87, Rge. 7 W6 M:	Alberta Crown PNG Lease	Crown Royalty
West Half of Section 13	No.0506020313
PNG		1% Gross
Overriding Royalty
to Berry
Consultants Inc.

1% Gross
Overriding Royalty
to Tlell
Developments Inc.

Schedule “B” Attached to an Agreement dated effective the 29th day of
May, 2006 between Bounty Developments Ltd., Damascus Energy Inc. and
Park Place Energy Inc.

1997 CAPL FARMOUT & ROYALTY PROCEDURE ELECTIONS AND AMENDMENTS

Subclause 1.01 (f)	-	Effective Date - May 29, 2006

Subclause 1.01 (t)	-	Payout - Alternate *A
(if Article 6.00 applies)

*50% of the cost of the Seismic Program shall be added to the Payout account for the Test Well.

Subclause 1.01 (bb) -	Delete the following from the definition:

“which area will be determined as of the drilling rig release date of that Earning Well”

Clause 1.02 -	Incorporation of Provisions from 1990 CAPL Operating Procedure
(i) Insurance (311) Alternate B

Article 4.00 (Option Wells)	will_____ /will not X apply.

Article 5.00 (Overriding Royalty)	will X /will not _______apply.

Subclause 5.01A, Quantification of Overriding Royalty (if applicable).

(i)	Crude oil (a) - Alternate 2 If Alternate 1 applies, _n/a__ % If Alternate 2 applies, 1/23.8365, min 5%, max 15%

(ii)	Other (b) - Alternate 1 If Alternate 1 applies, 15 % If Alternate 2 applies, n/a % in (i) and n/a % in (ii)

Subclause 5.04B, Permitted Deductions (if applicable). Alternate 1 only

Article 6.00 (Conversion of Overriding Royalty) will X /will not_____apply.
Conversion to 45% of Working Interest in Subclause 6.04A

Article 8.00 (Area of Mutual Interest) will X apply.

Article 11.02 (Reimbursement of Land Maintenance Costs)
will _____/will not __X__ apply. If applies, reimbursement of $___n/a______

Schedule “C” Attached to an Agreement dated effective the 29th day of
May, 2006 between Bounty Developments Ltd., Damascus Energy Inc. and
Park Place Energy Inc.

BOUNTY DEVELOPMENTS LTD.
WELL REQUIREMENT SHEET

PRIOR TO SPUD	COPIES	AFTER DRILLING	COPIES

Survey Plat	1	Digital Logs (Sonic log – LAS Format)	1
		Field Prints Logs	1
Appl. for Licence	1	Final Prints Logs	1
Well Licence	1	Final Analyses	1
AFE or Well Cost Est.	1	Core	1
Prognosis	1	DST’s	1
		Oil, Gas or Water	1

DURING DRILLING		DRILLING REPORT

Daily drilling report	1	Casing details	1
Geologic report	1	Cored intervals & recoveries	1
		Comp/Abandon data	1
		Formation tops	1
		Sample/core desc.	1

NOTICES		COMPLETION REPORT

24 hr comp/abandon	1	Daily	1
Notice of intention to:		Production tests	1
Core	1	Production data	1
Test	1	New well reports	1
		Samples: Access to Operator’s set

SPECIAL REQUIREMENTS BEFORE ABANDONMENT:                   See DST Charts

Mail to Bounty at address for service

TELEPHONE:

Daily drilling, geological and completion reports to:	Fax:	266-6031
Weekend or night reports to Jon Clark	Home ph:	243-5214
e-mail:
jonclark@bountydev.com

Schedule “D” Attached to an Agreement dated effective the 29th day of
May, 2006 between Bounty Developments Ltd., Damascus Energy Inc. and
Park Place Energy Inc.

CAPL OPERATING PROCEDURE - 1990

Clause 311	Insurance Election: A
Clause 604	Marketing Fee: deleted
Clause 903	Casing Point Election: A
Clause 1007	Penalty for Independent Operations:
1. Development Wells: 300%
2. Exploratory Wells: 500%
Clause 1010	Exceptions to Clause 1007: (iv) 180 days
Clause 2401	Disposition of Interests: A
Clause 2404	Recognition Upon Assignment:
CAPL Assignment Procedure to take precedence

Clause 302. Overhead Rates:	(a)		Exploration Project: n/a percent OR
		1.	5% ; $50,000.
		2.	3% ; $100,000.
		3.	1%
	(b)		Drilling of a Well: n/a percent OR
		1.	3%; $ 50,000.
		2.	2%; $l00,000.
		3.	1%
	(c)		Initial Construction Project: n/a percent OR
		1.	3%; $ 50,000.
		2.	2%; $100,000.
		3.	1%
	(d)		Construction Project: n/a percent OR
		1.	5% of the first $ 50,000.
		2.	3% of the next $100,000.
		3.	1%
	(e)		Operation and Maintenance:
		1.	n/a ;
		2.	$250. per Producing well per month; or
		3.	n/a

Subclause 302(e)(2) and 302(e)(3) hereof shall not
Clause 406. Dispositions			$10,000.00

Schedule “E” Attached to an Agreement dated effective the 29th day of
May, 2006 between Bounty Developments Ltd., Damascus Energy Inc. and
Park Place Energy Inc.

OVERRIDING ROYALTY AGREEMENT

THIS AGREEMENT made as of the 1st day of January, 2006

BETWEEN:

BERRY CONSULTANTS INC. a body corporate, having an office at the City of Calgary in the Province of Alberta (hereinafter referred to as the "Royalty Owner")

OF THE FIRST PART

- and -

BOUNTY DEVELOPMENTS LTD., a body corporate, having an office at the City of Calgary in the Province of Alberta (hereinafter referred to as the "Grantor")

OF THE SECOND PART

          WHEREAS the Grantor holds an interest in the Royalty Lands and Leases as hereinafter defined; and WHEREAS, in consideration of good and valuable consideration received, the Grantor has agreed to grant and to pay to the Royalty Owner an Overriding Royalty effective as of the date hereof, the terms and conditions of which are provided for in this agreement.

          NOW THEREFORE this Agreement witnesseth that in consideration of the mutual covenants and agreements set forth and contained herein, the parties agree as follows:

1.      DEFINITIONS

In this Agreement, including this clause, unless the context otherwise requires:

(a)

"Condensate" means a mixture of mainly pentanes and heavier hydrocarbons that may be contaminated with sulphur compounds, that is recovered or is recoverable at a Well from an underground reservoir and that may be gaseous in its virgin reservoir state but is liquid at the condition under which its volume is measured or estimated;

(b)

"Crude Oil" means a mixture mainly of pentanes and heavier hydrocarbons that may be contaminated with sulphur compounds, that is recovered or is recoverable at a Well from an underground reservoir and that is liquid at the conditions under which its volume is measured or estimated, and includes all other hydrocarbon mixtures so recovered or recoverable except natural gas or Condensate;

(c)

"Current Market Value" means the price at which Petroleum Substances are sold by the Grantor calculated at the Royalty Determination Point, which price is not unreasonable having regard to market conditions applicable to similar production in arm's length transactions at the time of such disposition including, without restricting the generality of the foregoing, such factors as the volumes available, the kind and quality of Petroleum Substances to be sold, the effective date of the sale, the term of the sale agreement, the point of sale of the Petroleum Substances and the type of transportation service available for the delivery of the Petroleum Substances to be sold;

(d)	"Leases" means the respective documents of title and any extension or renewal of such documents pursuant to which the Grantor holds an interest in the Royalty Lands;

(e)	"Overriding Royalty" means the overriding royalty granted pursuant to Clause 2 hereof;

(f)

"Petroleum Substances" means Crude Oil, Condensate, natural gas and related hydrocarbons and all other substances produced in association therewith but only to the extent that the same are granted by the Leases;

(g)	"Raw Gas" has the meaning prescribed by the Regulations;

(h)

"Regulations" means all statutes, laws, rules, orders, regulations or directives in effect from time to time and made by any governmental authority having jurisdiction over the Royalty Lands and the operations to be conducted thereon;

(i)

"Royalty Determination Point" means the first point of measurement downstream from the wellhead after the initial treatment of the produced substances for the separation and removal of basic sediment and water from the Petroleum Substances;

(j)	"Royalty Lands" means the specified undivided working interest(s) in the lands set forth in Schedule "A";

(k)

"Spacing Unit" means the area allocated to a Well (or the area which would be allocated to a well, but for a plan of unitization) pursuant to the Regulations for the purpose of producing Petroleum Substances; and

(l)	"Well" means any well on the Royalty Lands or on lands pooled with the Royalty Lands.

2.      GRANT OF OVERRIDING ROYALTY

Grantor hereby grants to the Royalty Owner an interest in respect of the Petroleum Substances within, upon or under the Royalty Lands equal to one (1%) percent of the gross monthly production produced from the Royalty Lands.

3.      QUANTIFICATION OF OVERRIDING ROYALTY

If Royalty Owner does not take possession of and separately dispose of its share of Petroleum Substances, the Overriding Royalty shall be quantified and paid on the gross proceeds of the sale of such Petroleum Substances without any deductions, except the following, namely:

(a)	with respect to Crude Oil and Condensate, a proportionate share of the actual costs of transportation from the Royalty Determination Point to market connection;

(b)

with respect to Petroleum Substances other than Crude Oil and Condensate, a proportionate share of the cost of transportation, gathering and processing, providing that such costs are no greater than those allowed from time to time by the Crown in the right of the Province of Alberta in calculating its royalty.

4.      OVERRIDING ROYALTY TAKEN IN KIND

(a)

The Royalty Owner shall have the right to take in kind the Royalty Owner's share of Petroleum Substances. Such right may be exercised separately with respect to Condensate, Crude Oil, Raw Gas, and any other individual Petroleum Substance. In the case of Crude Oil and Condensate, such right when exercised shall be done on a minimum of thirty (30) days notice to the Grantor. In the case of all other Petroleum Substances such right when exercised shall be done on a minimum of six (6) months notice to the Grantor. If the Royalty Owner, however, signifies in writing its consent to the sale of any of the Royalty Owner's share of Petroleum Substances under a contract made by the Grantor providing for a minimum term in excess of the said respective notice periods, the Royalty Owner's right to take in kind any Petroleum Substances subject to such contract shall be suspended during the term of such contract. The Royalty Owner may cease to take in kind any Petroleum Substances upon giving the Grantor the same minimum notice as provided above for the Royalty Owner to take such Petroleum Substances in kind as aforesaid. The right to take in kind or to cease to take in kind may be exercised from time to time subject only to the foregoing provisions of this Subclause.

(b)

When the Royalty Owner is taking in kind the Royalty Owner's share of any Petroleum Substances, the Grantor shall at no cost to the Royalty Owner remove basic sediment and water therefrom in accordance with good oilfield practice, and:

(i)

in respect to Crude Oil and Condensate: the Grantor shall deliver the Royalty Owner's share to the Royalty Owner, or its nominee, at the tank outlets, or comparable delivery point, in accordance with usual and customary pipeline and shipping practice, free and clear of all charges whatsoever except to the extent that the Royalty Determination Point is an earlier point in which case the costs of moving product from the Royalty Determination Point to the delivery point will be deductible by the Grantor from the Overriding Royalty. The Royalty Owner shall have the right to use free of charge a share of the Grantor's lease tankage and storage facilities to store a maximum of ten (10) days accumulation of the Royalty Owner's share of Crude Oil and Condensate; and

(ii)

in respect to Raw Gas: the Grantor shall deliver the Royalty Owner's share to the Royalty Owner, or its nominee, at the Royalty Determination Point of the relevant well, provided that to the extent the Royalty Owner so requests on reasonable notice to the Grantor and the Grantor can reasonably comply with such request, the Grantor shall gather, compress, transport, treat and process such share of Raw Gas along with the Grantor's share of Raw Gas from the applicable well or wells and deliver to the Royalty Owner at their relevant plant outlet, the Royalty Owner's Overriding Royalty share of marketable gas and other Petroleum Substances obtained from such share of Raw Gas, in which event, the Royalty Owner shall be responsible for:

A.	its proportionate share of the costs of gathering, compressing, transporting, treating and processing such Raw Gas where the Grantor or an Affiliate thereof does not own such facilities; or

B.

where the Grantor or an Affiliate thereof owns such facilities, such fee as may be agreed upon by the Grantor and the Royalty Owner for the use of such facilities to make marketable the Royalty Owner's Overriding Royalty share of Raw Gas.

5.      CONDUCT OF OPERATIONS

(a)

Grantor shall be entitled to use a proportionate share of the Royalty Owner's share of Petroleum Substances as may be reasonably necessary for its drilling and production operations with respect to the Royalty Lands, excluding Petroleum Substances used for tertiary recovery operations. Grantor shall not be liable to Royalty Owner for Petroleum Substances which are unavoidably lost. Petroleum Substances so used or lost shall be excluded when quantifying the Overriding Royalty.

(b)

The Grantor shall have the right to commingle Petroleum Substances produced from the Royalty Lands with Petroleum Substances produced from other lands, provided reasonable methods are used to determine the proper measurement of production of Petroleum Substances from the Royalty Lands.

(c)	Nothing contained in this Agreement shall be a deemed or implied covenant by the Grantor to develop the Royalty Lands.

(d)	The Grantor shall carry on (or cause to be carried on) all operations on the Royalty Lands diligently and in a good and workmanlike manner consistent with good oilfield practice.

6.      MAINTENANCE OF LEASES

Grantor shall comply with all the covenants and conditions contained in the Leases insofar as they relate to the Royalty Lands and shall do all things necessary to maintain the Leases in full force and effect during the term of this Agreement including, without limitation, timely payment of all rentals, all renewal and extension fees, all taxes, all payments in lieu of actual production and royalties due or becoming due in respect of the Royalty Lands and the Leases.

7.      POOLING

The Grantor shall have the authority to pool the Petroleum Substances in a zone underlying all or a portion of the Royalty Lands to the extent required to form a Spacing Unit in such zone, but only if such pooling allocates to that portion of the Royalty Lands included in the Spacing Unit that proportion of the total production of Petroleum Substances from the Spacing Unit which the surface area of that portion of the Royalty Lands placed in the Spacing Unit bears to the total surface area of the Spacing Unit. The Grantor shall thereafter give written notice to the Royalty Owner describing the extent to which the Royalty Lands are being pooled and describing the Spacing Unit with respect to which they are so pooled.

8.      UNITIZATION

The Grantor shall not include the Royalty Lands or any part or parts thereof in a Unit Agreement or a Unit Operating Agreement for the unitized development and/or operation thereof with other lands without the consent of the Royalty Owner, which shall not be unreasonably withheld. Upon any such unitization, the Overriding Royalty shall be quantified on the basis of the production allocated to each Spacing Unit on the Royalty Lands under the plan of unitization and not upon the basis of actual production from the Royalty Lands. Further, each Spacing Unit for which production is allocated shall be deemed to have on Well thereon, regardless of the actual number of Wells.

9.      BOOKS AND RECORDS

(a)

The Grantor shall keep true and current books, records and accounts showing the quantity of Petroleum Substances produced from or allocated to the Royalty Lands and the sales and disposition made thereof from time to time. The books, records, vouchers and accounts maintained by the Grantor shall be open to inspection at all reasonable times during business hours by any officer, agent or employee appointed or authorized by the Royalty Owner, in writing, to examine the same. All information obtained by the Royalty Owner pursuant to this clause shall be treated as confidential and shall not be disclosed to third persons without the prior written consent of the Grantor.

(b)

By the last day of each month, beginning with the first month following the month in which production of Petroleum Substances from the Royalty Lands is obtained after the date hereof, Grantor shall submit to Royalty Owner a statement showing the quantity and kind of Petroleum Substances produced, deemed to be produced or allocated to, saved and sold from or used off the Royalty Lands in the immediately preceding calendar month, together with a quantification of Royalty Owner's share of Petroleum Substances for such immediately preceding calendar month. When Royalty Owner does not take and separately dispose of its share of Petroleum Substances, the said statement shall also include the sale price for such Petroleum Substances and the gross proceeds received therefrom, accompanied by a cheque payable to Royalty Owner for its share of such proceeds. A copy of Grantor's governmental production statement for the month for which the Overriding Royalty is quantified as aforesaid and also, with respect to Crown Leases, a copy of the government royalty statement with respect to the Leases, shall accompany each royalty statement to Royalty Owner. Any information contained in such governmental production statement or royalty statement need not be repeated in the statement to Royalty Owner.

(c)

Royalty Owner, upon notice to Grantor, shall have the right to audit Grantor's accounts and records for any given calendar year, insofar as they relate to any matter or item relating to this Agreement bearing on the Overriding Royalty, within the twenty-four (24) month period following the end of that calendar year. any payment made or statement rendered by Grantor hereunder which is not disputed by Royalty Owner on or before the last day of the twenty-sixth (26th) month following the end of the calendar year shall be deemed to be correct.

10.      ASSIGNMENT BY GRANTOR

The Grantor may assign any legal or equitable interest in this Agreement, the Royalty Lands, the Leases or any portion or portions thereof and in the event of such assignment, the Grantor shall continue to be bound by all of the conditions and provisions of this Agreement as if there had been no assignment until such 16 time as the Royalty Owner shall have been served with a written undertaking by the assignee (or assignees) directly enforceable by the Royalty Owner, to perform and be bound thereafter by all of the terms and provisions of this Agreement to the same extent and degree with respect to the interest which has been assigned to it, as it would have been if such assignee (or assignees) had been a party to this Agreement instead of the Grantor.

11.      ASSIGNMENT BY ROYALTY OWNER

The Royalty Owner may at any time assign its interest in the Overriding Royalty upon notice thereof to the Grantor, provided that if at any time the Overriding Royalty should become owned by more than one party, the Grantor shall have the right to require the assignees of the Overriding Royalty to appoint in writing an agent to represent all of the assignees of the Overriding Royalty and to receive all statements and payments (if any) of the Overriding Royalty. If the assignees of the Overriding Royalty fail to appoint an agent hereunder within thirty (30) days of any request to do so by Grantor, Grantor may withhold the Overriding Royalty until such time as an agent is appointed.

12.      ROYALTY OWNER'S LIEN

(a)

The Royalty Owner shall be entitled to and shall have a first and paramount lien upon the Grantor's share of all Petroleum Substances from time to time produced from the Royalty Lands to secure the payment of the Overriding Royalty. Such lien shall not operate to release the Grantor from personal liability for monies due to the Royalty Owner. Such lien shall not attach to the Grantor's share of Petroleum Substances sold or otherwise disposed of from the Royalty Lands, but immediately upon default occurring in payment by the Grantor of monies payable to the Royalty Owner such lien shall operate as an assignment to the Royalty Owner of the consideration thereafter payable to the Royalty Owner for the Petroleum Substances sold, up to the amount owed to the Royalty Owner and not so paid by the Grantor.

(b)

Service of a copy of this agreement upon any purchaser of Petroleum Substances together with written notice from the Royalty Owner shall constitute written authorization on the part of the Grantor for such purchaser to pay the Royalty Owner the proceeds from any sale or sales of the Grantor's share of Petroleum Substances up to the amount owed to the Royalty Owner by the Grantor, and such purchaser is authorized to rely solely upon the statement of the Royalty Owner as to the amount owed to the Royalty Owner by the Grantor.

13.      NOTICES

(a)	Whether or not so stipulated herein, delivery of all notices and communications (hereinafter called "notices") required or permitted hereunder shall be in writing. Notices may be given:

(i)

personally, by delivering the notice to the party on whom it is to be served at that Party's address for service, which notice shall be deemed received by the addressee when actually delivered as aforesaid if such delivery is during normal business hours provided that if a notice is not delivered during the addressee's normal business hours, such notice shall be deemed to have been received by such party at the commencement of the next ensuing business day following the date of delivery; or

(ii)

by facsimile (or by any other like method by which a written or recorded message may be sent) directed to the party on whom it is to be served at that party's address for service, which notice shall be deemed received by the respective addressees thereof: (i) when actually received by it, if received within normal business hours; or (ii) at the commencement of the next ensuing business day following transmission thereof, if such notice is not received during such normal business hours; or

(iii)

by mailing them first class mail (air mail if to or from a location outside Canada) double registered post, postage prepaid, directed to the party on whom it is to be served, at that party's address for service, which notice shall be deemed to be received by the addressee at noon, local time, on the earlier of the actual date of receipt or the fourth (4th) day (excluding Saturdays, Sundays and statutory holidays) following the mailing thereof; provided that, if postal service is interrupted or operating with unusual or imminent delay, notice shall not be served by such means during such interruption or period of delay.

(b)

Where, in this Agreement, a time period is established within which a party must respond, elect or otherwise communicate with respect to a notice so received the time shall commence to run when the notice is deemed to be received as hereinbefore provided. Any time period which expires on a Saturday, Sunday or statutory holiday shall be extended to expire on the next normal business day.

(c)	The address of each of the respective parties hereto shall be as follows:

Bounty Developments Ltd.
1250, 340 - 12 Avenue S.W.
Calgary, Alberta
T2R 1L5

Berry Consultants Inc.
1250, 340 – 12th Avenue S.W.
Calgary, Alberta
T2R 1L5

(d)	Any party may change its address for service by notice to the other parties.

14.      TERM

This Agreement shall remain in force and effect so long as the Grantor or any successor in interest retains an interest in the Royalty Lands.

15.      GENERAL

(a)

The parties will from time to time and at all times hereafter, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall reasonably be required in order to fully perform and carry out the terms of this Agreement.

(b)

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior contracts, agreements and understandings between the parties in this regard. No modification or alteration of this Agreement shall be binding unless executed in writing by these parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

(c)	The terms and conditions of this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and assigns.

(d)	Time is of the essence of this Agreement.

(e)	The headings contained in this Agreement are intended for convenience of reference only and shall form no part of this Agreement.

(f)

The words herein contained which impart the singular number or the masculine gender shall be read and construed as applying to the plural and each and every corporate, male or female party thereto and to its and their heirs, executors, administrators, successors and assigns, as the case or context requires.

(g)

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta. The parties hereby irrevocably attorn to the jurisdiction of the Courts of the Province of Alberta for the determination of all matters arising hereunder.

(h)	The Schedules attached to this Agreement are incorporated by reference as fully as though contained in the body hereof.

Wherever any term or condition, expressed or implied, of such Schedules conflicts or is at variance with any terms or conditions of this Agreement, such term or condition of this Agreement shall prevail.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

BOUNTY DEVELOPMENTS LTD. __________________________________________________	BERRY CONSULTANTS INC. __________________________________________________

Schedule “A”
Attached to and Forming Part of Gross Overriding
Royalty Agreement dated January 1, 2006
between Bounty Developments Ltd. and Berry Consultants Inc.

LEASES	ROYALTY LANDS	INTEREST
Alberta Crown PNG Lease	Twp. 87, Rge. 7 W6 M: West
No.0506020313	Half of Section 13 PNG	100%, subject to
Crown Lessor
Royalty

Schedule “F” Attached to an Agreement dated effective the 29th day of
May, 2006 between Bounty Developments Ltd., Damascus Energy Inc. and
Park Place Energy Inc.

OVERRIDING ROYALTY AGREEMENT

THIS AGREEMENT made as of the 1st day of January, 2006

BETWEEN:

TLELL DEVELOPMENTS INC. a body corporate, having an office at the City of Calgary in the Province of Alberta (hereinafter referred to as the "Royalty Owner")

OF THE FIRST PART

- and -

BOUNTY DEVELOPMENTS LTD., a body corporate, having an office at the City of Calgary in the Province of Alberta (hereinafter referred to as the "Grantor")

OF THE SECOND PART

          WHEREAS the Grantor holds an interest in the Royalty Lands and Leases as hereinafter defined; and WHEREAS, in consideration of good and valuable consideration received, the Grantor has agreed to grant and to pay to the Royalty Owner an Overriding Royalty effective as of the date hereof, the terms and conditions of which are provided for in this agreement.

          NOW THEREFORE this Agreement witnesseth that in consideration of the mutual covenants and agreements set forth and contained herein, the parties agree as follows:

1.      DEFINITIONS

In this Agreement, including this clause, unless the context otherwise requires:

(a)

"Condensate" means a mixture of mainly pentanes and heavier hydrocarbons that may be contaminated with sulphur compounds, that is recovered or is recoverable at a Well from an underground reservoir and that may be gaseous in its virgin reservoir state but is liquid at the condition under which its volume is measured or estimated;

(b)

"Crude Oil" means a mixture mainly of pentanes and heavier hydrocarbons that may be contaminated with sulphur compounds, that is recovered or is recoverable at a Well from an underground reservoir and that is liquid at the conditions under which its volume is measured or estimated, and includes all other hydrocarbon mixtures so recovered or recoverable except natural gas or Condensate;

(c)

"Current Market Value" means the price at which Petroleum Substances are sold by the Grantor calculated at the Royalty Determination Point, which price is not unreasonable having regard to market conditions applicable to similar production in arm's length transactions at the time of such disposition including, without restricting the generality of the foregoing, such factors as the volumes available, the kind and quality of Petroleum Substances to be sold, the effective date of the sale, the term of the sale agreement, the point of sale of the Petroleum Substances and the type of transportation service available for the delivery of the Petroleum Substances to be sold;

(d)	"Leases" means the respective documents of title and any extension or renewal of such documents pursuant to which the Grantor holds an interest in the Royalty Lands;

(e)	"Overriding Royalty" means the overriding royalty granted pursuant to Clause 2 hereof;

(f)

"Petroleum Substances" means Crude Oil, Condensate, natural gas and related hydrocarbons and all other substances produced in association therewith but only to the extent that the same are granted by the Leases;

(g)	"Raw Gas" has the meaning prescribed by the Regulations;

(h)

"Regulations" means all statutes, laws, rules, orders, regulations or directives in effect from time to time and made by any governmental authority having jurisdiction over the Royalty Lands and the operations to be conducted thereon;

(i)

"Royalty Determination Point" means the first point of measurement downstream from the wellhead after the initial treatment of the produced substances for the separation and removal of basic sediment and water from the Petroleum Substances;

(j)	"Royalty Lands" means the specified undivided working interest(s) in the lands set forth in Schedule "A";

(k)

"Spacing Unit" means the area allocated to a Well (or the area which would be allocated to a well, but for a plan of unitization) pursuant to the Regulations for the purpose of producing Petroleum Substances; and

(l)	"Well" means any well on the Royalty Lands or on lands pooled with the Royalty Lands.

2.      GRANT OF OVERRIDING ROYALTY

Grantor hereby grants to the Royalty Owner an interest in respect of the Petroleum Substances within, upon or under the Royalty Lands equal to one (1%) percent of the gross monthly production produced from the Royalty Lands.

3.      QUANTIFICATION OF OVERRIDING ROYALTY

If Royalty Owner does not take possession of and separately dispose of its share of Petroleum Substances, the Overriding Royalty shall be quantified and paid on the gross proceeds of the sale of such Petroleum Substances without any deductions, except the following, namely:

(a)	with respect to Crude Oil and Condensate, a proportionate share of the actual costs of transportation from the Royalty Determination Point to market connection;

(b)

with respect to Petroleum Substances other than Crude Oil and Condensate, a proportionate share of the cost of transportation, gathering and processing, providing that such costs are no greater than those allowed from time to time by the Crown in the right of the Province of Alberta in calculating its royalty.

4.      OVERRIDING ROYALTY TAKEN IN KIND

(a)

The Royalty Owner shall have the right to take in kind the Royalty Owner's share of Petroleum Substances. Such right may be exercised separately with respect to Condensate, Crude Oil, Raw Gas, and any other individual Petroleum Substance. In the case of Crude Oil and Condensate, such right when exercised shall be done on a minimum of thirty (30) days notice to the Grantor. In the case of all other Petroleum Substances such right when exercised shall be done on a minimum of six (6) months notice to the Grantor. If the Royalty Owner, however, signifies in writing its consent to the sale of any of the Royalty Owner's share of Petroleum Substances under a contract made by the Grantor providing for a minimum term in excess of the said respective notice periods, the Royalty Owner's right to take in kind any Petroleum Substances subject to such contract shall be suspended during the term of such contract. The Royalty Owner may cease to take in kind any Petroleum Substances upon giving the Grantor the same minimum notice as provided above for the Royalty Owner to take such Petroleum Substances in kind as aforesaid. The right to take in kind or to cease to take in kind may be exercised from time to time subject only to the foregoing provisions of this Subclause.

(b)	When the Royalty Owner is taking in kind the Royalty Owner's share of any Petroleum Substances, the Grantor shall at no cost to the Royalty

Owner remove basic sediment and water therefrom in accordance with good oilfield practice, and:

(i)

in respect to Crude Oil and Condensate: the Grantor shall deliver the Royalty Owner's share to the Royalty Owner, or its nominee, at the tank outlets, or comparable delivery point, in accordance with usual and customary pipeline and shipping practice, free and clear of all charges whatsoever except to the extent that the Royalty Determination Point is an earlier point in which case the costs of moving product from the Royalty Determination Point to the delivery point will be deductible by the Grantor from the Overriding Royalty. The Royalty Owner shall have the right to use free of charge a share of the Grantor's lease tankage and storage facilities to store a maximum of ten (10) days accumulation of the Royalty Owner's share of Crude Oil and Condensate; and

(ii)

in respect to Raw Gas: the Grantor shall deliver the Royalty Owner's share to the Royalty Owner, or its nominee, at the Royalty Determination Point of the relevant well, provided that to the extent the Royalty Owner so requests on reasonable notice to the Grantor and the Grantor can reasonably comply with such request, the Grantor shall gather, compress, transport, treat and process such share of Raw Gas along with the Grantor's share of Raw Gas from the applicable well or wells and deliver to the Royalty Owner at their relevant plant outlet, the Royalty Owner's Overriding Royalty share of marketable gas and other Petroleum Substances obtained from such share of Raw Gas, in which event, the Royalty Owner shall be responsible for:

A.	its proportionate share of the costs of gathering, compressing, transporting, treating and processing such Raw Gas where the Grantor or an Affiliate thereof does not own such facilities; or

B.

where the Grantor or an Affiliate thereof owns such facilities, such fee as may be agreed upon by the Grantor and the Royalty Owner for the use of such facilities to make marketable the Royalty Owner's Overriding Royalty share of Raw Gas.

5.      CONDUCT OF OPERATIONS

(a)

Grantor shall be entitled to use a proportionate share of the Royalty Owner's share of Petroleum Substances as may be reasonably necessary for its drilling and production operations with respect to the Royalty Lands, excluding Petroleum Substances used for tertiary recovery operations. Grantor shall not be liable to Royalty Owner for Petroleum Substances which are unavoidably lost. Petroleum Substances so used or lost shall be excluded when quantifying the Overriding Royalty.

(b)

The Grantor shall have the right to commingle Petroleum Substances produced from the Royalty Lands with Petroleum Substances produced from other lands, provided reasonable methods are used to determine the proper measurement of production of Petroleum Substances from the Royalty Lands.

(c)	Nothing contained in this Agreement shall be a deemed or implied covenant by the Grantor to develop the Royalty Lands.

(d)	The Grantor shall carry on (or cause to be carried on) all operations on the Royalty Lands diligently and in a good and workmanlike manner consistent with good oilfield practice.

6.      MAINTENANCE OF LEASES

Grantor shall comply with all the covenants and conditions contained in the Leases insofar as they relate to the Royalty Lands and shall do all things necessary to maintain the Leases in full force and effect during the term of this Agreement including, without limitation, timely payment of all rentals, all renewal and extension fees, all taxes, all payments in lieu of actual production and royalties due or becoming due in respect of the Royalty Lands and the Leases.

7.      POOLING

The Grantor shall have the authority to pool the Petroleum Substances in a zone underlying all or a portion of the Royalty Lands to the extent required to form a Spacing Unit in such zone, but only if such pooling allocates to that portion of the Royalty Lands included in the Spacing Unit that proportion of the total production of Petroleum Substances from the Spacing Unit which the surface area of that portion of the Royalty Lands placed in the Spacing Unit bears to the total surface area of the Spacing Unit. The Grantor shall thereafter give written notice to the Royalty Owner describing the extent to which the Royalty Lands are being pooled and describing the Spacing Unit with respect to which they are so pooled.

8.      UNITIZATION

The Grantor shall not include the Royalty Lands or any part or parts thereof in a Unit Agreement or a Unit Operating Agreement for the unitized development and/or operation thereof with other lands without the consent of the Royalty Owner, which shall not be unreasonably withheld. Upon any such unitization, the Overriding Royalty shall be quantified on the basis of the production allocated to each Spacing Unit on the Royalty Lands under the plan of unitization and not upon the basis of actual production from the Royalty Lands. Further, each Spacing Unit for which production is allocated shall be deemed to have on Well thereon, regardless of the actual number of Wells.

9.      BOOKS AND RECORDS

(a)

The Grantor shall keep true and current books, records and accounts showing the quantity of Petroleum Substances produced from or allocated to the Royalty Lands and the sales and disposition made thereof from time to time. The books, records, vouchers and accounts maintained by the Grantor shall be open to inspection at all reasonable times during business hours by any officer, agent or employee appointed or authorized by the Royalty Owner, in writing, to examine the same. All information obtained by the Royalty Owner pursuant to this clause shall be treated as confidential and shall not be disclosed to third persons without the prior written consent of the Grantor.

(b)

By the last day of each month, beginning with the first month following the month in which production of Petroleum Substances from the Royalty Lands is obtained after the date hereof, Grantor shall submit to Royalty Owner a statement showing the quantity and kind of Petroleum Substances produced, deemed to be produced or allocated to, saved and sold from or used off the Royalty Lands in the immediately preceding calendar month, together with a quantification of Royalty Owner's share of Petroleum Substances for such immediately preceding calendar month. When Royalty Owner does not take and separately dispose of its share of Petroleum Substances, the said statement shall also include the sale price for such Petroleum Substances and the gross proceeds received therefrom, accompanied by a cheque payable to Royalty Owner for its share of such proceeds. A copy of Grantor's governmental production statement for the month for which the Overriding Royalty is quantified as aforesaid and also, with respect to Crown Leases, a copy of the government royalty statement with respect to the Leases, shall accompany each royalty statement to Royalty Owner. Any information contained in such governmental production statement or royalty statement need not be repeated in the statement to Royalty Owner.

(c)

Royalty Owner, upon notice to Grantor, shall have the right to audit Grantor's accounts and records for any given calendar year, insofar as they relate to any matter or item relating to this Agreement bearing on the Overriding Royalty, within the twenty-four (24) month period following the end of that calendar year. any payment made or statement rendered by Grantor hereunder which is not disputed by Royalty Owner on or before the last day of the twenty-sixth (26th) month following the end of the calendar year shall be deemed to be correct.

10.      ASSIGNMENT BY GRANTOR

The Grantor may assign any legal or equitable interest in this Agreement, the Royalty Lands, the Leases or any portion or portions thereof and in the event of such assignment, the Grantor shall continue to be bound by all of the conditions and provisions of this Agreement as if there had been no assignment until such time as the Royalty Owner shall have been served with a written undertaking by the assignee (or assignees) directly enforceable by the Royalty Owner, to perform and be bound thereafter by all of the terms and provisions of this Agreement to the same extent and degree with respect to the interest which has been assigned to it, as it would have been if such assignee (or assignees) had been a party to this Agreement instead of the Grantor.

11.      ASSIGNMENT BY ROYALTY OWNER

The Royalty Owner may at any time assign its interest in the Overriding Royalty upon notice thereof to the Grantor, provided that if at any time the Overriding Royalty should become owned by more than one party, the Grantor shall have the right to require the assignees of the Overriding Royalty to appoint in writing an agent to represent all of the assignees of the Overriding Royalty and to receive all statements and payments (if any) of the Overriding Royalty. If the assignees of the Overriding Royalty fail to appoint an agent hereunder within thirty (30) days of any request to do so by Grantor, Grantor may withhold the Overriding Royalty until such time as an agent is appointed.

12.      ROYALTY OWNER'S LIEN

(a)

The Royalty Owner shall be entitled to and shall have a first and paramount lien upon the Grantor's share of all Petroleum Substances from time to time produced from the Royalty Lands to secure the payment of the Overriding Royalty. Such lien shall not operate to release the Grantor from personal liability for monies due to the Royalty Owner. Such lien shall not attach to the Grantor's share of Petroleum Substances sold or otherwise disposed of from the Royalty Lands, but immediately upon default occurring in payment by the Grantor of monies payable to the Royalty Owner such lien shall operate as an assignment to the Royalty Owner of the consideration thereafter payable to the Royalty Owner for the Petroleum Substances sold, up to the amount owed to the Royalty Owner and not so paid by the Grantor.

(b)

Service of a copy of this agreement upon any purchaser of Petroleum Substances together with written notice from the Royalty Owner shall constitute written authorization on the part of the Grantor for such purchaser to pay the Royalty Owner the proceeds from any sale or sales of the Grantor's share of Petroleum Substances up to the amount owed to the Royalty Owner by the Grantor, and such purchaser is authorized to rely solely upon the statement of the Royalty Owner as to the amount owed to the Royalty Owner by the Grantor.

13.      NOTICES

(a)	Whether or not so stipulated herein, delivery of all notices and communications (hereinafter called "notices") required or permitted hereunder shall be in writing. Notices may be given:

(i)

personally, by delivering the notice to the party on whom it is to be served at that Party's address for service, which notice shall be deemed received by the addressee when actually delivered as aforesaid if such delivery is during normal business hours provided that if a notice is not delivered during the addressee's normal business hours, such notice shall be deemed to have been received by such party at the commencement of the next ensuing business day following the date of delivery; or

(ii)

by facsimile (or by any other like method by which a written or recorded message may be sent) directed to the party on whom it is to be served at that party's address for service, which notice shall be deemed received by the respective addressees thereof: (i) when actually received by it, if received within normal business hours; or (ii) at the commencement of the next ensuing business day following transmission thereof, if such notice is not received during such normal business hours; or

(iii)

by mailing them first class mail (air mail if to or from a location outside Canada) double registered post, postage prepaid, directed to the party on whom it is to be served, at that party's address for service, which notice shall be deemed to be received by the addressee at noon, local time, on the earlier of the actual date of receipt or the fourth (4th) day (excluding Saturdays, Sundays and statutory holidays) following the mailing thereof; provided that, if postal service is interrupted or operating with unusual or imminent delay, notice shall not be served by such means during such interruption or period of delay.

(b)

Where, in this Agreement, a time period is established within which a party must respond, elect or otherwise communicate with respect to a notice so received the time shall commence to run when the notice is deemed to be received as hereinbefore provided. Any time period which expires on a Saturday, Sunday or statutory holiday shall be extended to expire on the next normal business day.

(c)	The address of each of the respective parties hereto shall be as follows:

Bounty Developments Ltd.
1250, 340 - 12 Avenue S.W.
Calgary, Alberta
T2R 1L5

Berry Consultants Inc.
1250, 340 – 12th Avenue S.W.
Calgary, Alberta
T2R 1L5

(d)	Any party may change its address for service by notice to the other parties.

14.      TERM

This Agreement shall remain in force and effect so long as the Grantor or any successor in interest retains an interest in the Royalty Lands.

15.      GENERAL

(a)

The parties will from time to time and at all times hereafter, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall reasonably be required in order to fully perform and carry out the terms of this Agreement.

(b)

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior contracts, agreements and understandings between the parties in this regard. No modification or alteration of this Agreement shall be binding unless executed in writing by these parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

(c)	The terms and conditions of this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and assigns.

(d)	Time is of the essence of this Agreement.

(e)	The headings contained in this Agreement are intended for convenience of reference only and shall form no part of this Agreement.

(f)

The words herein contained which impart the singular number or the masculine gender shall be read and construed as applying to the plural and each and every corporate, male or female party thereto and to its and their heirs, executors, administrators, successors and assigns, as the case or context requires.

(g)

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta. The parties hereby irrevocably attorn to the jurisdiction of the Courts of the Province of Alberta for the determination of all matters arising hereunder.

(h)	The Schedules attached to this Agreement are incorporated by reference as fully as though contained in the body hereof.

Wherever any term or condition, expressed or implied, of such Schedules conflicts or is at variance with any terms or conditions of this Agreement, such term or condition of this Agreement shall prevail.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

BOUNTY DEVELOPMENTS LTD. ______________________________________________	TLELL DEVELOPMENTS INC. ______________________________________________

Schedule "A"
Attached to and Forming Part of Gross Overriding
Royalty Agreement dated January 1, 2006
between Bounty Developments Ltd. and Tlell Developments Inc.

LEASES	ROYALTY LANDS	INTEREST
Alberta Crown PNG Lease	Twp. 87, Rge. 7 W6 M: West
No.0506020313	Half of Section 13 PNG	100%, subject to
Crown Lessor
Royalty